RED CAT

TEAL SKYPERSONIC

DRONE PRODUCTS, DEFENSE TECHNOLOGIES, AND SOLUTIONS

Defining the Future of Aerial Intelligence

Corporate Presentation - September 2023



Disclosure

During the course of this presentation, we may make statements which are considered ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation. Reform Act of 1995, including statements regarding our future performance, goals and growth. Forward-looking statements may be identified by such words as “believe,” “estimate,” “anticipate,” “expect,” “plan,” “intend,” “may,” “could,” “might,” “will,” “should, ”approximately,” “potential” or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

This presentation contains "forward-looking statements" that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements. Forward-looking statements contained in this presentation may be identified by the use of words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim," "should," "will" "would," or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on Red Cat Holdings, Inc.'s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled "Risk Factors" in the final prospectus related to the public offering filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and Red Cat Holdings, Inc. undertakes no duty to update such information except as required under applicable law.

Leadership Team



JEFFREY THOMPSON

Chief Executive Officer & Chairman of the Board

Jeffrey is a serial tech entrepreneur with a long track record of founding and leading companies from the startup phase to successful exits and IPOs. His background is in the telecom space, where he founded EdgeNet, a private Internet Service provider (ISP) that was sold to Citadel Broadcasting. Mr. Thompson then co-founded Towerstream, a wireless service provider. With an ongoing passion for innovative technology, he most recently founded Red Cat Holdings, the company at the forefront of providing solutions for the rapidly growing commercial and recreational drone industries.



ALLAN EVANS

Chief Operating Officer

Allan is a serial entrepreneur with a history of founding and leading technology innovation. He received his doctorate from the University of Michigan in Electrical Engineering. From there, he went to Pacific Northwest National Labs and eventually spun out one of the technologies he developed into Avegant, a VR/AR company. After Avegant, Mr. Evans became the CEO of Fat Shark and profitably managed the company prior to its acquisition by which was recently combined with Red Cat Holdings. Allan has a passion for consumer technologies and leading rapidly growing technology teams in emerging markets.



JOSEPH HERNON

Chief Financial Officer

Joseph is a Certified Public Accountant with a Master's in Accountancy from Bentley University. He has a wealth of experience being part of management teams that have raised more than $300 million through debt and equity financings. As the Chief Financial Officer of four publicly traded companies in the tech and biotech industries, Mr. Hernon led the acquisition of five technology companies that were immediately accretive.

Regulatory Tailwinds

Red Cat Holdings (Nasdaq: RCAT)

1. December 2020 DJI put on Entity List

2. December 2021 DJI put on Economic Blacklist

3. July 2023 ASDA American Securities Drone ACT

4. August 2023 Red Cat Teal 2 Receives Remote ID certification from FAA





Senator Mitt Romney touring Teal factory , sponsor of the bipartisan ASDA

Investment Tailwinds

Red Cat Holdings (Nasdaq: RCAT)

1. **Current Organic Revenue Growth**
2. **DOD Newly Announced and Funded Replicator Project**
3. **Short Range Reconnaissance (SRR) Program of Record**



Recent Price (as of 9/8/23)	$0.94
52 Week Range	$0.77 - $2.51
Market Cap.	$52M
Average Daily Trading Vol (60-day avg.)	481,069
Cash & Equivalents*	$16.1M
Total Debt*	$1.3M
Shares Outstanding**	55,441,173
Preferred Stock*, as converted	822,230
Options* (+$9.0M in proceeds upon exercise)	4,784,809
Warrants* (+$5.2M in proceeds upon exercise)	1,539,999

**As of 4/30/23* ***As of 7/24/23*

Teal 2 Forecasted Sales

Since April 2023 Launch

Total Forecasted Sales Since Launch

$9.75m



5m
3m
1.75m
$5M
$3.0M
$1.75M
1Q24A
2Q24E
3Q24E

RED CAT

Department of Defense Replicator Initiative



Kathleen H. Hicks
Deputy Secretary of Defense
September 2023

The Pentagon has unveiled a radical new strategy focused on fielding thousands of cheap, smart and autonomous war drones across multiple domains within 18 to 24 months to counter China's military.

According to *The Wall Street Journal*, Deputy Secretary of Defense Kathleen Hicks said the Department of Defense plans to develop AI systems "intended to be small, smart, [and] cheap" to counter threats from China and other countries.

"Overall we are going to deliver in the thousands," Hicks said during Tuesday's interview.

"Last week, I announced our Replicator initiative — the latest effort to overcome the production **valley of death**, beginning with accelerating the scaling of all-domain attritable autonomous systems."

Short Range Reconnaissance (SRR)

Program of Record

Short Range Reconnaissance (SRR)

SRR is intended to be an inexpensive, rucksack portable, vertical take-off and landing (VTOL) small unmanned aircraft that provides the platoon with a rapidly deployed intelligence, surveillance, and reconnaissance(ISR) capability to provide situational awareness beyond the next terrain feature.

Program Of Record

Programs of record are programs that appear in the FYDP and for which Congress has appropriated funding or intends to. Generally, approval of the program objective memorandum (POM) when the program is in the POM makes it a program of record. Congress funding a program means that it's a program of record. A program that has a validated requirement and a line in the FYDP is a program of record.

SRR Tranche 1

PRODUCTION CONTRACT:

$100 Million for 1,083 Drones



SRR Tranche 2/3

PRODUCTION CONTRACT:

$$$ Unknown Aproximatey 12,0000 Drones

Corporate Timeline

Red Cat Founded
May 2019

Acquired Rotor Riot, LLC
January 2020

Acquired Fat Shark Holdings
November 2020

Acquired Skypersonic
May 2021

Acquired Teal Drones
August 2021

USCBP Award
December 2021
Selected as one of five contractors for multiple award blank purchase agreement by U.S. Customs and Border Protection for $80M/5-year award.

SRR T2 Program Award
March 2022
Teal awarded prototype contract by DoD/U.S. Army for SRR T2 program.

SRR T2 Program Award
November 2022
Red Cat signs agreement to divest consumer business.

Teal 2 Formal Launch
May 2023

T2 DLA Air Force Award
August 2023

Teal Drones

Government Approved sUAS


TEAL™
Teal's expertise in drone technology enables them to provide defense forces with the most advanced and reliable sUAS available on the market today.
Their technology is designed to provide real-time intelligence-gathering capabilities through the use of advanced payload technology, including high-resolution cameras and sensors.

Blue sUAS	ATO	GSA
Made in America with all critical components validated	The U.S. Air Force has completed cyber security penetration testing	As a Blue sUAS, compliant with DoD, Teal is now on GSA
National Defense Authorization Act section 848 compliant	Teal has been verified to have a cyber-hardened encrypted system	GSA allows any government buyer to purchase Teal systems directly
American Drone Security Act compliant	Air Force has provided Teal with an ATO (Authority to Operate)	Teal has been awarded the GSA contract
1 of 5 approved small drone systems in the entire world	Air Force has provided a Memo of Success to Teal	Now deploying production units

Teal 2

Dominate the Night™

The Teal 2 is a superior American-made sUAS platform focusing on effortless use, reliability, and extreme effectiveness. The modular construction allows effortless propulsion and payload replacement, and its plug & play design broadens mission capabilities with expansion packages.

- Equipped with the FLIR Hadron 640R EO IR payload, optimized for nighttime operations
- Compact and rugged design enables fast deployment in challenging environments
- Multi-vehicle command and control provides a 360-degree view of a target or ISR on multiple targets



Teal 2 Mission Applications

Designed for the Warfighter

The Teal 2 system is designed to support United States military operations in a variety of environments.

Equipped with advanced sensors and imaging technology, this system can provide real-time intelligence and surveillance in the field.

Its durable design and long-range capabilities make it an essential tool for gathering critical information and completing missions successfully.


SNIPER

INTELLIGENCE

Whether it's gathering real-time intelligence on enemy movements or detecting potential threats to military personnel, the Teal 2 system is a powerful and effective solution for supporting intelligence efforts.



SURVEILLANCE

The Teal 2's long-range capabilities and ability to fly at high altitudes make it an ideal platform for conducting surveillance missions.



RECONNAISSANCE

The Teal 2 system's advanced sensors and imaging technology allow it to capture high-resolution, real-time images and video of the terrain and surrounding areas.

Opportunities

Teal Drones



U.S. ARMY SHORT RANGE RECONNAISSANCE TRANCHE 2 (SRR T2) DRONE PROGRAM

$1,500,000 contract

- Teal is one of just two drone manufacturers selected out of 37 original bidders to be awarded a prototype contract ($1.5 million)
- Ultimate goal of SRR T1/T2/T3 program is to provide rucksack portable drones for Army platoons



CUSTOMS AND BORDER PROTECTION DEPT. OF HOMELAND SECURITY

$2,000,000 contract

- Teal is one of 5 drone manufacturers awarded blank purchase agreement with aggregate estimated value of $90 million over a 5-year ordering period – recent delivery on$2M contract
- Drones to provide reconnaissance, surveillance, and tracking capability for field agents



INTERNATIONAL ACTIVITY

- Shipped 15 Teal drones to NATO member country for deployment in Ukraine

Skypersonic

Safely Inspect Dangerous Places


SKYPERSONIC

- Patented software and hardware allow for flight services in restricted spaces where GPS is not allowed or available
- GPS-denied, indoor/tight space telemetry capabilities were transitioned from military and satellite technology for commercial use - 8 U.S. and European Patents
- Environmental testing technology samples air quality
- Provides operators unique access to locations where previous human operators assumed high risk at high costs
- Completely remote drone flights can be executed from operators anywhere in the world
- Drone services, technologies, and certification programs offered

Skycopter Overview

Inspect Anything. Fly Anywhere.


SKYPERSONIC

Skypersonic's Skycopter offers an innovative approach to defense, industrial inspections and first response emergency situations. Skycopter is a safe, ready-to-fly product suitable for several applications. The drone is enclosed and protected by an external aerodynamic, ultra-light, and ultra-resistant cage to ensure safety and avoid damage to inspected structures and to the airframe itself. It's designed to work in extreme conditions and ultra-tight spaces.

- High aerodynamic efficiency NACA profiled cage: allows the drone to bump on any surface without damage.
- The Skycopter flight controller system features three flight modes to unleash the full power of the drone in indoor or outdoor conditions.
- Multi-clusters powerful LEDs system allows the Skycopter to perform inspections in complete darkness.
- Designed for use in military applications for intelligence gathering, reconnaissance, and surveillance of embassies, tunnels, caves, and more.
- Allows for critical infrastructure inspections, including roads, bridges, towers, and more.

Partnerships

Unmatched technology. Increased capability.

TOMAHAWK ROBOTICS

Tomahawk Robotics is the leading innovator of multi-domain command and control solutions for unmanned systems.

REVEAL

Reveal Technology delivers intuitive, rapid intelligence at the tactical edge, blending state-of-the-art computer vision, artificial intelligence, and edge computing technologies.

ATHENA AI

Athena AI is one of the only vision-based AI systems on the market that combines AI computer vision, AI enabled decision support, and display of the AI information in a user interface.

IMMERVISION

Immervision helps OEMs, ODMs, and camera and optics manufacturers to power consumer and professional devices with smart wide-angle vision systems.

TELEDYNE FLIR

Teledyne FLIR specializes in the design and production of thermal imaging cameras and sensors.

DOODLE LABS

Doodle Labs designs and produces industrial-grade wireless mesh networking solutions for robotic systems.



CONTACT:
Core IR
(516) 222-2560



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